UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	08/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

  AUGUST 31, 2009

Annual Report to Shareholders

DWS Disciplined Market Neutral Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

14 Portfolio Summary

16 Investment Portfolio

27 Financial Statements

31 Financial Highlights

35 Notes to Financial Statements

43 Report of Independent Registered Public Accounting Firm

44 Tax Information

45 Summary of Management Fee Evaluation by Independent Fee Consultant

50 Summary of Administrative Fee Evaluation by Independent Fee Consultant

51 Board Members and Officers

55 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2009

Average Annual Total Returns as of 8/31/09
Unadjusted for Sales Charge	1-Year	Life of Fund*
Class A	2.14%	0.57%
Class C	1.54%	-0.20%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-3.74%	-1.47%
Class C (max 1.00% CDSC)	1.54%	-0.20%
No Sales Charges
Class S	2.50%	0.78%
Institutional Class	2.45%	0.81%
Citigroup 3-Month T-Bill Index+	0.51%	2.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2008 are 3.22%, 4.03%, 3.14% and 3.03% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Market Neutral Fund — Class A [] Citigroup 3-Month T-Bill Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 13, 2006. Index returns began on October 31, 2006.
+ The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 8/31/09	$ 9.52	$ 9.40	$ 9.54	$ 9.54
8/31/08	$ 9.65	$ 9.59	$ 9.66	$ 9.67
Distribution Information: Twelve Months as of 8/31/09 Income Dividends	$ .01	$ —	$ .02	$ .03
Capital Gain Distributions	$ .34	$ .34	$ .34	$ .34
Lipper Rankings — Equity Market Neutral Funds Category as of 8/31/09
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	17	of	57	30
Class C 1-Year	18	of	57	32
Class S 1-Year	14	of	57	25
Class Institutional 1-Year	16	of	57	28

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2009 to August 31, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/09	$ 1,010.60	$ 1,007.50	$ 1,012.70	$ 1,012.70
Expenses Paid per $1,000*	$ 14.24	$ 18.01	$ 12.99	$ 12.73
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/09	$ 1,011.04	$ 1,007.26	$ 1,012.30	$ 1,012.55
Expenses Paid per $1,000*	$ 14.24	$ 18.01	$ 12.98	$ 12.73
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund+	2.81%	3.56%	2.56%	2.51%
+ Includes dividend expense on securities sold short of 1.06% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Disciplined Market Neutral Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Market Neutral Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Portfolio Manager

James B. Francis, CFA

Portfolio Manager

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The past 12 months was a highly tumultuous time for the US stock market. When the fund's fiscal year began in the autumn of 2008, investors were just beginning to understand the broader economic impact of the housing and credit crises. Although the stock market had been trending lower for about a year at that point, the subsequent collapse of several major financial institutions caused the downturn to accelerate through the fourth quarter. The slump continued through January 2009 and February 2009, reflecting mounting evidence that the financial crisis was beginning to weigh heavily on both economic growth and corporate earnings. Stock prices touched their low for the year on March 9, 2009 amid fears of a potential worldwide economic collapse, but, as is often the case, this panic set the stage for what proved to be a substantial relief rally. This rebound carried through the end of the fund's fiscal year on hopes that the economy was poised to improve in the year ahead. Despite this sizeable comeback, the market nonetheless finished the 12-month period in negative territory.

Amid this rapidly shifting environment, the fund's market-neutral strategy helped it to generate a steady return and experience a much lower level of volatility than the broader equity market. The fund typically holds long positions in 120 to 160 of the stocks in the Russell 1000® Index and sells short an approximately equal dollar amount based on each stock's relative attractiveness within its industry.1 In this way, the fund holds similar exposure on both the short and long side of the market. During normal market conditions, the market-neutral position should result in a portfolio with limited sensitivity to the movements of the broader market. This approach proved particularly valuable when the market came under extreme pressure during the first half of the period.

The fund's Class A shares total return during the 12-month period ended August 31, 2009, was 2.14%. The fund's benchmark — the Citigroup 3-Month Treasury Bill Index — returned 0.51%, while the Russell 1000 Index declined to -18.39%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

The fund performed well relative to comparable funds during the past year, as its 2.14% return surpassed the -2.24% average return of the funds in its Lipper peer group, Equity Market Neutral Funds.3 We are pleased that the fund outperformed its peers during an extraordinary, potentially challenging period characterized by both a market meltdown and a spectacular rally.

Positive Contributors to Fund Performance

The proprietary quantitative model ranks every stock within the Russell 1000 Index using a wide variety of factors that can be placed into three broad categories: valuation, growth and market sentiment. During the most recent quarter, the value factors contributed positively.

The fund's stock selection process generated the best results in the materials industry, where both long and short positions ranked among the top contributors. We believe this helps illustrate the value of an approach that is both opportunistic (taking advantage of values) and disciplined (closing positions once they have made large moves in our favor). Our largest contributors on the long side included International Paper Co. and the chemical company Ashland, Inc., while notable winners among shorts were the packaging companies Temple-Inland, Inc.* and Smurfit-Stone Container Corp.*

The media sector was also an area of strong performance for the fund, thanks in part to a long in Time Warner Cable, Inc. and a short in Gannett Co., Inc.4 Our third-best sector was food/beverage/tobacco, where the biggest winner was a long position in the global agribusiness concern Bunge Ltd. Banks, retailing, and telecommunications services were also areas in which we generated outperformance.

Negative Contributors to Fund Performance

The growth and market sentiment factors detracted from performance.

Technology hardware/equipment was the industry in which our selection process proved least effective. The largest detractor was Rambus, Inc., a semiconductor company whose shares rose sharply on news of a favorable legal decision during a time in which we were short the stock. Similarly, we were hurt by a short in Brocade Communications Systems, Inc. during the second quarter, a time in which the stock posted a gain of 127%. A long in Lexmark International, Inc. "A" and a short in NVIDIA Corp. also detracted from the fund's return in the hardware industry.5

Pharmaceuticals/biotechnology also proved to be an area in which our selection process failed to add value, with a short in Life Technologies Corp. and a long in the pharmaceutical giant Eli Lilly & Co. making the largest negative contributions. Automobiles and components, the fund's third-worst industry, was hurt by a short position in Goodyear Tire & Rubber Co. — the largest individual detractor in the fund. The energy and transportation industries were also sources of underperformance during the past year.

Outlook and Positioning

During times when the broader market is producing stellar gains, many investors begin to ask why they should hold a market-neutral fund. We believe that investors might be overlooking the diversification benefits that a market-neutral investment strategy can offer within the context of a traditional portfolio. Since the fund's inception, it has generated a correlation of -0.11 with the Standard & Poor's® (S&P 500) Index.6 A correlation of 1.0 indicates a perfect positive correlation between the performance of two assets, while a correlation of -1.0 indicates a perfect negative correlation. A correlation of zero means the performance of two assets has no correlation whatsoever. As a result, a correlation of -0.11 means that the movements of the fund have little similarity with the movements of the broader market — a distinct positive for investors who are seeking to add diversification to their portfolios.

The fund also has a low correlation — +0.08 — with the US bond market (as represented by the Barclays Capital U.S. Aggregate Bond Index).7 We believe this further illustrates the potential diversification benefits of this fund, as it is unusual for a portfolio to have a correlation that is close to zero to both stocks and bonds.

Regardless of the direction of stock prices, we think that there are always values to be found on both the long and short sides of the market. We believe this fund, by virtue of its proprietary, multifactor investment model, is well equipped with the tools to identify these values.

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
2 The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Equity Market Neutral Funds category consists of funds that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero. It is not possible to invest directly into a Lipper category.
4 Gannett Co., Inc. was held long as of August 31, 2009.
* Not held in the portfolio as of August 31, 2009.
5 Lexmark International, Inc. "A" was held short as of August 31, 2009.
6 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
7 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	8/31/09	8/31/08

Information Technology	18%	13%
Consumer Discretionary	17%	21%
Industrials	17%	16%
Health Care	13%	11%
Consumer Staples	9%	6%
Energy	8%	11%
Materials	7%	7%
Financials	7%	12%
Telecommunications Services	2%	3%
Utilities	2%	—
	100%	100%
Ten Largest Long Equity Holdings at August 31, 2009 (12.5% of Net Assets)
1. Garmin Ltd. Provides navigation and communications devices	1.4%
2. R.R. Donnelley & Sons Co. Provider of commercial services and supplies	1.3%
3. Timken Co. Manufactures and distributes anti-friction roller bearings	1.3%
4. Avnet, Inc. Distributes computer products and semiconductors	1.3%
5. Ryder System, Inc. Provider of equipment leasing and transportation services	1.3%
6. Arrow Electronics, Inc. Distributes electronic components and computer products to industrial and commercial customers	1.2%
7. Ross Stores, Inc. Operates a multi-chain of retail stores	1.2%
8. Medco Health Solutions, Inc. Provider of health care services	1.2%
9. Oil States International, Inc. Provider of specialty products and services to oil and gas companies	1.2%
10. Discover Financial Services Credit card issuer and electronics payment services company	1.1%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	8/31/09	8/31/08

Consumer Discretionary	21%	18%
Industrials	17%	17%
Information Technology	16%	17%
Health Care	14%	13%
Consumer Staples	8%	5%
Materials	8%	8%
Energy	8%	7%
Financials	4%	10%
Telecommunications Services	2%	3%
Utilities	2%	2%
	100%	100%
Ten Largest Securities Sold Short Equity Holdings at August 31, 2009 (12.9% of Net Assets)
1. Tiffany & Co. Operator of jewelry and gift stores	1.4%
2. AMR Corp. Operator of airlines	1.4%
3. Life Technologies Corp. Develops biotechnology tools used by researchers	1.3%
4. Republic Services, Inc. Provides non-hazardous solid waste collection and disposal services	1.3%
5. Continental Airlines, Inc. Provider of airline services worldwide	1.3%
6. Starwood Hotels & Resorts Worldwide, Inc. Owns, manages and franchises hotels	1.3%
7. The J.M. Smucker Co. Manufactures and markets food products on a worldwide basis	1.3%
8. ANSYS, Inc. Developer of software solutions for design analysis	1.2%
9. Covance, Inc. Provider of services for pharmaceutical companies	1.2%
10. International Game Technology Designer and manufacturer of computerized casino gaming systems	1.2%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2009

	Shares	Value ($)

Long Positions 112.0%
Common Stocks 95.0%
Consumer Discretionary 16.7%
Auto Components 1.7%
TRW Automotive Holdings Corp.* (a)	121,000	2,135,650
WABCO Holdings, Inc. (a)	108,200	2,063,374
		4,199,024
Distributors 0.8%
Genuine Parts Co. (a)	51,400	1,903,856
Diversified Consumer Services 1.7%
Apollo Group, Inc. "A"* (a)	36,400	2,359,448
Brink's Home Security Holdings, Inc.* (a)	22,800	712,956
Strayer Education, Inc. (a)	5,300	1,118,830
		4,191,234
Hotels Restaurants & Leisure 1.5%
McDonald's Corp. (a)	29,600	1,664,704
Panera Bread Co. "A"* (a)	11,600	605,636
Wyndham Worldwide Corp. (a)	103,500	1,568,025
		3,838,365
Household Durables 1.6%
Garmin Ltd. (a)	107,100	3,520,377
Mohawk Industries, Inc.* (a)	8,900	446,068
		3,966,445
Media 4.4%
Comcast Corp. "A" (a)	118,100	1,809,292
Gannett Co., Inc. (a)	174,700	1,509,408
Marvel Entertainment, Inc.* (a)	58,700	2,839,319
Scripps Networks Interactive "A" (a)	71,700	2,328,099
Time Warner Cable, Inc. (a)	65,713	2,426,124
		10,912,242
Multiline Retail 1.8%
J.C. Penney Co., Inc. (a)	26,200	787,048
Macy's, Inc. (a)	180,300	2,798,256
Sears Holdings Corp.*	13,400	850,230
		4,435,534
Specialty Retail 3.2%
Advance Auto Parts, Inc. (a)	50,300	2,127,690
Barnes & Noble, Inc. (a)	117,200	2,424,868
Penske Automotive Group, Inc. (a)	15,500	274,195
Ross Stores, Inc. (a)	63,500	2,961,640
Signet Jewelers Ltd. (a)	11,800	285,914
		8,074,307
Consumer Staples 8.3%
Beverages 0.4%
Coca-Cola Enterprises, Inc. (a)	42,300	854,883
Food & Staples Retailing 0.6%
Kroger Co. (a)	9,900	213,741
SUPERVALU, Inc. (a)	71,200	1,021,720
Sysco Corp. (a)	13,000	331,370
		1,566,831
Food Products 3.5%
Archer-Daniels-Midland Co. (a)	93,800	2,704,254
Bunge Ltd. (a)	23,500	1,574,735
Dean Foods Co.* (a)	108,200	1,962,748
Tyson Foods, Inc. "A" (a)	209,300	2,509,507
		8,751,244
Household Products 1.0%
Kimberly-Clark Corp. (a)	39,900	2,412,354
Personal Products 1.8%
Herbalife Ltd. (a)	61,100	1,850,108
Mead Johnson Nutrition Co. "A" (a)	62,200	2,466,852
		4,316,960
Tobacco 1.0%
Lorillard, Inc. (a)	35,200	2,561,504
Energy 7.3%
Energy Equipment & Services 2.7%
Helix Energy Solutions Group, Inc.* (a)	125,100	1,463,670
Oil States International, Inc.* (a)	97,300	2,867,431
Rowan Companies, Inc. (a)	113,400	2,348,514
		6,679,615
Oil, Gas & Consumable Fuels 4.6%
Anadarko Petroleum Corp. (a)	37,200	1,966,764
Devon Energy Corp. (a)	40,800	2,504,304
Encore Acquisition Co.* (a)	43,500	1,639,515
EXCO Resources, Inc.* (a)	68,200	999,812
Mariner Energy, Inc.* (a)	159,800	1,938,374
Overseas Shipholding Group, Inc. (a)	66,900	2,366,253
		11,415,022
Financials 6.7%
Capital Markets 0.8%
BlackRock, Inc. (a)	10,300	2,055,571
Commercial Banks 2.7%
Marshall & Ilsley Corp.	81,100	577,432
Regions Financial Corp. (a)	423,500	2,481,710
Synovus Financial Corp. (a)	625,000	2,312,500
Whitney Holding Corp. (a)	14,400	129,744
Zions Bancorp. (a)	63,900	1,129,113
		6,630,499
Consumer Finance 1.4%
Capital One Financial Corp. (a)	16,800	626,472
Discover Financial Services (a)	206,600	2,840,750
		3,467,222
Diversified Financial Services 0.5%
Citigroup, Inc. (a)	249,000	1,245,000
Insurance 1.3%
Allied World Assurance Co. Holdings Ltd. (a)	20,000	926,600
Hartford Financial Services Group, Inc. (a)	32,400	768,528
Old Republic International Corp. (a)	135,900	1,618,569
		3,313,697
Health Care 12.2%
Biotechnology 1.7%
Gilead Sciences, Inc.* (a)	51,600	2,325,096
Myriad Genetics, Inc.* (a)	65,500	2,002,335
		4,327,431
Health Care Equipment & Supplies 0.8%
Hill-Rom Holdings, Inc. (a)	36,200	741,738
ResMed, Inc.* (a)	26,700	1,225,797
		1,967,535
Health Care Providers & Services 7.4%
AmerisourceBergen Corp. (a)	126,900	2,704,239
Community Health Systems, Inc.* (a)	92,000	2,830,840
Coventry Health Care, Inc.* (a)	103,800	2,265,954
Humana, Inc.* (a)	55,300	1,974,210
LifePoint Hospitals, Inc.* (a)	21,300	535,269
McKesson Corp. (a)	42,700	2,427,922
Medco Health Solutions, Inc.* (a)	52,100	2,876,962
Universal Health Services, Inc. "B" (a)	45,600	2,679,456
		18,294,852
Pharmaceuticals 2.3%
Eli Lilly & Co. (a)	68,500	2,292,010
Pfizer, Inc. (a)	168,200	2,808,940
Warner Chilcott PLC "A"* (a)	31,500	641,655
		5,742,605
Industrials 15.8%
Aerospace & Defense 2.9%
Lockheed Martin Corp. (a)	31,500	2,361,870
Northrop Grumman Corp. (a)	52,800	2,577,168
Raytheon Co. (a)	47,500	2,241,050
		7,180,088
Air Freight & Logistics 1.0%
United Parcel Service, Inc. "B" (a)	44,800	2,395,008
Building Products 0.1%
Armstrong World Industries, Inc.* (a)	7,600	253,916
Commercial Services & Supplies 1.9%
R.R. Donnelley & Sons Co. (a)	183,000	3,264,720
The Brink's Co. (a)	52,200	1,375,470
		4,640,190
Construction & Engineering 2.2%
Jacobs Engineering Group, Inc.* (a)	14,200	624,516
KBR, Inc. (a)	108,600	2,459,790
Shaw Group, Inc.* (a)	81,300	2,384,529
		5,468,835
Industrial Conglomerates 0.5%
Carlisle Companies, Inc. (a)	40,800	1,345,992
Machinery 2.7%
Oshkosh Corp. (a)	32,200	1,081,920
Timken Co. (a)	154,100	3,253,051
Trinity Industries, Inc. (a)	147,700	2,333,660
		6,668,631
Marine 0.3%
Kirby Corp.* (a)	19,900	737,295
Professional Services 1.0%
Manpower, Inc. (a)	46,700	2,414,390
Road & Rail 2.1%
Con-way, Inc. (a)	52,800	2,204,928
Ryder System, Inc. (a)	81,600	3,100,800
		5,305,728
Trading Companies & Distributors 1.1%
MSC Industrial Direct Co., Inc. "A" (a)	25,400	1,003,554
WESCO International, Inc.* (a)	78,200	1,879,146
		2,882,700
Information Technology 17.4%
Communications Equipment 1.1%
EchoStar Corp. "A"* (a)	25,200	467,460
Harris Corp. (a)	67,000	2,326,910
		2,794,370
Computers & Peripherals 3.5%
Apple, Inc.* (a)	10,700	1,799,847
NCR Corp.* (a)	191,600	2,554,028
Seagate Technology (a)	16,200	224,370
Teradata Corp.* (a)	52,200	1,405,746
Western Digital Corp.* (a)	79,600	2,728,688
		8,712,679
Electronic Equipment, Instruments & Components 6.5%
Arrow Electronics, Inc.* (a)	110,100	3,043,164
Avnet, Inc.* (a)	120,200	3,203,330
Ingram Micro, Inc. "A"* (a)	147,200	2,467,072
Jabil Circuit, Inc. (a)	228,600	2,503,170
Tech Data Corp.* (a)	69,400	2,644,140
Vishay Intertechnology, Inc.* (a)	265,800	2,145,006
		16,005,882
Internet Software & Services 2.0%
Sohu.com, Inc.* (a)	38,900	2,376,790
VeriSign, Inc.* (a)	126,100	2,672,059
		5,048,849
IT Services 3.0%
Broadridge Financial Solutions, Inc. (a)	35,200	732,864
Computer Sciences Corp.* (a)	52,100	2,545,085
Convergys Corp.* (a)	32,600	353,384
Hewitt Associates, Inc. "A"* (a)	35,000	1,260,700
SAIC, Inc.* (a)	131,900	2,438,831
		7,330,864
Software 1.3%
Compuware Corp.* (a)	222,400	1,603,504
Symantec Corp.* (a)	107,400	1,623,888
		3,227,392
Materials 6.8%
Chemicals 4.1%
Ashland, Inc. (a)	72,800	2,670,304
Cabot Corp. (a)	119,900	2,372,821
Cytec Industries, Inc. (a)	93,300	2,695,437
Lubrizol Corp. (a)	39,100	2,491,452
		10,230,014
Metals & Mining 1.6%
Cliffs Natural Resources, Inc. (a)	71,400	1,807,134
Commercial Metals Co. (a)	59,700	1,010,721
Reliance Steel & Aluminum Co. (a)	30,600	1,130,364
		3,948,219
Paper & Forest Products 1.1%
International Paper Co. (a)	111,500	2,558,925
Telecommunication Services 2.1%
Diversified Telecommunication Services 0.9%
AT&T, Inc. (a)	87,200	2,271,560
Wireless Telecommunication Services 1.2%
Telephone & Data Systems, Inc. (a)	27,800	733,086
United States Cellular Corp.* (a)	58,100	2,121,231
		2,854,317
Utilities 1.7%
Independent Power Producers & Energy Traders
Mirant Corp.* (a)	104,000	1,752,400
NRG Energy, Inc.* (a)	93,500	2,510,475
		4,262,875
Total Common Stocks (Cost $189,527,829)		235,662,551

Cash Equivalents 17.0%
Cash Management QP Trust, 0.22% (b) (Cost $42,040,554)	42,040,554	42,040,554
	% of Net Assets	Value ($)

Total Long Positions (Cost $231,568,383)+	112.0	277,703,105
Other Assets and Liabilities, Net	82.8	205,318,556
Securities Sold Short	(94.8)	(235,086,664)
Net Assets	100.0	247,934,997
+ The cost for federal income tax purposes was $235,920,221. At August 31, 2009, net unrealized appreciation for all securities based on tax cost was $41,782,884. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,952,975 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,170,091.
	Shares	Value ($)

Common Stocks Sold Short 94.8%
Consumer Discretionary 20.4%
Auto Components 2.8%
BorgWarner, Inc.	79,500	2,358,765
Gentex Corp.	160,000	2,334,400
Goodyear Tire & Rubber Co.	136,300	2,247,587
		6,940,752
Automobiles 0.3%
Thor Industries, Inc.	26,500	690,325
Distributors 1.1%
LKQ Corp.	163,000	2,829,680
Hotels Restaurants & Leisure 3.0%
International Game Technology	145,300	3,039,676
Marriott International, Inc. "A"	49,704	1,187,915
Starwood Hotels & Resorts Worldwide, Inc.	107,400	3,198,372
		7,425,963
Household Durables 3.3%
Black & Decker Corp.	3,900	172,068
Harman International Industries, Inc.	68,000	2,039,320
KB HOME	133,100	2,423,751
Lennar Corp. "A"	138,500	2,098,275
The Stanley Works	35,500	1,453,015
		8,186,429
Media 3.7%
Clear Channel Outdoor Holdings, Inc. "A"	91,300	619,927
Liberty Media Corp. — Capital "A"	74,000	1,412,660
Meredith Corp.	58,300	1,613,744
Regal Entertainment Group "A"	195,000	2,466,750
Walt Disney Co.	112,700	2,934,708
		9,047,789
Specialty Retail 5.2%
CarMax, Inc.	170,100	2,944,431
Chico's FAS, Inc.	39,500	502,835
O'Reilly Automotive, Inc.	63,100	2,415,468
Staples, Inc.	119,300	2,578,073
Tiffany & Co.	98,500	3,583,430
Urban Outfitters, Inc.	28,100	798,883
		12,823,120
Textiles, Apparel & Luxury Goods 1.0%
Hanesbrands, Inc.	119,400	2,514,564
Consumer Staples 7.6%
Beverages 0.8%
Central European Distribution Corp.	59,300	1,909,460
Food & Staples Retailing 1.1%
CVS Caremark Corp.	70,600	2,648,912
Food Products 4.6%
Flowers Foods, Inc.	122,400	2,909,448
McCormick & Co., Inc.	93,200	3,035,524
Ralcorp Holdings, Inc.	38,400	2,408,832
The J.M. Smucker Co.	59,800	3,125,746
		11,479,550
Household Products 1.1%
Energizer Holdings, Inc.	42,900	2,806,947
Energy 7.2%
Energy Equipment & Services 0.5%
Atwood Oceanics, Inc.	41,900	1,193,312
Oil, Gas & Consumable Fuels 6.7%
Cabot Oil & Gas Corp.	65,700	2,315,925
CNX Gas Corp.	3,200	90,528
Concho Resources, Inc.	51,200	1,668,608
Denbury Resources, Inc.	157,500	2,397,150
ExxonMobil Corp.	24,600	1,701,090
Massey Energy Co.	27,700	750,116
Noble Energy, Inc.	27,700	1,674,742
Petrohawk Energy Corp.	29,600	637,288
Range Resources Corp.	57,100	2,761,927
Sunoco, Inc.	97,600	2,625,440
		16,622,814
Financials 4.2%
Commercial Banks 3.0%
CapitalSource, Inc.	121,200	501,768
City National Corp.	19,500	770,250
Cullen/Frost Bankers, Inc.	24,700	1,217,216
First Horizon National Corp.	26,700	357,246
TCF Financial Corp.	175,000	2,408,000
US Bancorp.	98,000	2,216,760
		7,471,240
Consumer Finance 0.4%
American Express Co.	26,400	892,848
Diversified Financial Services 0.7%
Moody's Corp.	67,900	1,849,596
Insurance 0.1%
Arthur J. Gallagher & Co.	11,000	261,470
Torchmark Corp.	1,100	46,871
		308,341
Health Care 13.3%
Biotechnology 5.2%
Amylin Pharmaceuticals, Inc.	206,700	2,604,420
BioMarin Pharmaceutical, Inc.	156,200	2,572,614
Celgene Corp.	46,900	2,446,773
Cephalon, Inc.	39,700	2,260,121
OSI Pharmaceuticals, Inc.	16,600	554,772
United Therapeutics Corp.	27,100	2,479,921
		12,918,621
Health Care Equipment & Supplies 3.4%
DENTSPLY International, Inc.	74,400	2,508,024
Edwards Lifesciences Corp.	36,700	2,270,996
Gen-Probe, Inc.	10,300	397,065
Inverness Medical Innovations, Inc.	27,900	993,240
Kinetic Concepts, Inc.	27,600	881,820
Teleflex, Inc.	23,600	1,069,080
Zimmer Holdings, Inc.	7,900	374,065
		8,494,290
Health Care Providers & Services 1.8%
Health Net, Inc.	169,600	2,598,272
Quest Diagnostics, Inc.	13,300	717,668
VCA Antech, Inc.	50,900	1,259,775
		4,575,715
Health Care Technology 0.3%
Allscripts-Misys Healthcare Solutions, Inc.	18,000	267,300
Hlth Corp.	34,100	494,791
		762,091
Life Sciences Tools & Services 2.6%
Covance, Inc.	57,800	3,069,180
Life Technologies Corp.	73,700	3,281,861
		6,351,041
Industrials 16.2%
Aerospace & Defense 2.0%
BE Aerospace, Inc.	44,900	769,137
Boeing Co.	60,800	3,019,936
Spirit AeroSystems Holdings, Inc. "A"	68,300	1,060,016
		4,849,089
Airlines 4.3%
AMR Corp.	639,300	3,490,578
Continental Airlines, Inc. "B"	243,000	3,224,610
Delta Air Lines, Inc.	252,000	1,819,440
Southwest Airlines Co.	266,800	2,182,424
		10,717,052
Commercial Services & Supplies 2.2%
Corrections Corp. of America	106,700	2,116,928
Covanta Holding Corp.	1,500	26,850
Republic Services, Inc.	127,600	3,267,836
Waste Connections, Inc.	3,200	87,520
		5,499,134
Electrical Equipment 0.6%
AMETEK, Inc.	44,000	1,385,141
Industrial Conglomerates 0.9%
McDermott International, Inc.	94,200	2,238,192
Machinery 4.0%
Caterpillar, Inc.	31,300	1,418,203
Deere & Co.	67,300	2,934,280
Manitowoc Co., Inc.	113,100	750,984
PACCAR, Inc.	82,200	2,973,174
Wabtec Corp.	50,000	1,872,500
		9,949,141
Professional Services 1.7%
FTI Consulting, Inc.	30,400	1,323,616
Monster Worldwide, Inc.	179,000	2,903,380
		4,226,996
Road & Rail 0.5%
Kansas City Southern	54,600	1,304,940
Information Technology 15.3%
Communications Equipment 2.3%
Brocade Communications Systems, Inc.	304,200	2,199,366
Ciena Corp.	226,600	3,036,440
Juniper Networks, Inc.	15,600	359,892
		5,595,698
Computers & Peripherals 1.0%
Lexmark International, Inc. "A"	135,700	2,556,588
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	119,700	1,805,076
National Instruments Corp.	10,100	258,863
		2,063,939
Internet Software & Services 0.9%
Yahoo!, Inc.	150,800	2,203,188
IT Services 0.5%
Visa, Inc. "A"	17,900	1,272,690
Semiconductors & Semiconductor Equipment 5.6%
Advanced Micro Devices, Inc.	656,400	2,861,904
Applied Materials, Inc.	209,000	2,754,620
Lam Research Corp.	34,500	1,059,150
NVIDIA Corp.	147,900	2,147,508
Rambus, Inc.	137,700	2,630,070
Teradyne, Inc.	280,700	2,315,775
		13,769,027
Software 4.2%
Activision Blizzard, Inc.	215,300	2,499,633
ANSYS, Inc.	87,900	3,088,806
Cadence Design Systems, Inc.	421,800	2,644,686
Nuance Communications, Inc.	173,000	2,133,090
		10,366,215
Materials 7.3%
Chemicals 1.2%
Monsanto Co.	28,800	2,415,744
Scotts Miracle-Gro Co. "A"	13,500	549,315
		2,965,059
Construction Materials 3.3%
Eagle Materials, Inc.	108,100	2,846,273
Martin Marietta Materials, Inc.	27,900	2,443,482
Vulcan Materials Co.	54,500	2,727,180
		8,016,935
Metals & Mining 1.6%
Royal Gold, Inc.	59,800	2,372,864
Southern Copper Corp.	57,600	1,627,776
		4,000,640
Paper & Forest Products 1.2%
Weyerhaeuser Co.	81,200	3,036,068
Telecommunication Services 1.8%
Wireless Telecommunication Services
MetroPCS Communications, Inc.	274,100	2,181,836
SBA Communications Corp. "A"	99,100	2,389,301
		4,571,137
Utilities 1.5%
Electric Utilities 0.3%
Great Plains Energy, Inc.	35,100	614,952
Gas Utilities 1.0%
EQT Corp.	64,100	2,542,847
Independent Power Producers & Energy Traders 0.2%
Ormat Technologies, Inc.	16,600	598,596
Total Common Stocks Sold Short (Proceeds $193,530,905)		235,086,664
* Non-income producing security.
(a) All or a portion of these securities are pledged as collateral for short sales.
(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (c)	$ 235,662,551	$ —	$ —	$ 235,662,551
Short-Term Investments	—	42,040,554	—	42,040,554
Total	$ 235,662,551	$ 42,040,554	$ —	$ 277,703,105
Liabilities
Investments Sold Short, at Value (c)	$ (235,086,664)	$ —	$ —	$ (235,086,664)
Total	$ (235,086,664)	$ —	$ —	$ (235,086,664)
(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2009
Assets
Investments: Investments in securities, at value (cost $189,527,829)	$ 235,662,551
Investment in Cash Management QP Trust (cost $42,040,554)	42,040,554
Total investments, at value (cost $231,568,383)	277,703,105
Deposits with broker for securities sold short	202,505,634
Receivable for Fund shares sold	3,671,413
Dividends receivable	456,299
Interest receivable	5,264
Due from Advisor	72,034
Other assets	30,922
Total assets	484,444,671
Liabilities
Payable for securities sold short, at value (proceeds of $193,530,905)	235,086,664
Payable for Fund shares redeemed	762,400
Dividends payable for securities sold short	199,088
Accrued management fee	251,818
Other accrued expenses and payables	209,704
Total liabilities	236,509,674
Net assets, at value	$ 247,934,997
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	46,134,722
Securities sold short	(41,555,759)
Accumulated net realized gain (loss)	(5,651,379)
Paid-in capital	249,007,413
Net assets, at value	$ 247,934,997

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($80,843,244 ÷ 8,490,124 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.52
Maximum offering price per share (100 ÷ 94.25 of $9.52)	$ 10.10

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($15,437,245 ÷ 1,642,805 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.40

Class S

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($53,231,541 ÷ 5,580,326 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 9.54
Institutional Class Net Asset Value, offering and redemption price per share ($98,422,967 ÷ 10,315,966 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.54

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2009
Investment Income
Income: Dividends	$ 3,057,779
Interest — Cash Management QP Trust	164,586
Interest*	191,152
Total Income	3,413,517
Expenses: Management fee	2,423,699
Administration fee	193,896
Services to shareholders	189,255
Custodian fee	31,118
Distribution and service fees	272,218
Professional fees	74,107
Reports to shareholders	76,477
Registration fees	87,332
Trustees fees and expenses	1,621
Dividend expense on securities sold short	2,330,452
Other	16,552
Total expenses before expense reductions	5,696,727
Expense reductions	(222,395)
Total expenses after expense reductions	5,474,332
Net investment income (loss)	(2,060,815)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(859,989)
Securities sold short	2,433,711
1,573,722
Change in net unrealized appreciation (depreciation) on: Investments	45,504,635
Securities sold short	(40,610,097)
4,894,538
Net gain (loss)	6,468,260
Net increase (decrease) in net assets resulting from operations	$ 4,407,445
* Represents income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2009	2008
Operations: Net investment income (loss)	$ (2,060,815)	$ 438,625
Net realized gain (loss)	1,573,722	1,196,417
Change in net unrealized appreciation (depreciation)	4,894,538	278,039
Net increase (decrease) in net assets resulting from operations	4,407,445	1,913,081
Distributions to shareholders from: Net investment income: Class A	(43,322)	(113,325)
Class C	—	(46,290)
Class S	(36,991)	(72,175)
Institutional Class	(196,071)	(378,595)
Net realized gains: Class A	(1,786,516)	—
Class C	(233,883)	—
Class S	(565,027)	—
Institutional Class	(2,498,610)	—
Total distributions	(5,360,420)	(610,385)
Fund share transactions: Proceeds from shares sold	255,541,314	123,284,565
Reinvestment of distributions	4,991,793	601,954
Cost of shares redeemed	(140,154,684)	(14,990,174)
Redemption fees	117,258	2,354
Net increase (decrease) in net assets from Fund share transactions	120,495,681	108,898,699
Increase (decrease) in net assets	119,542,706	110,201,395
Net assets at beginning of period	128,392,291	18,190,896
Net assets at end of period (including undistributed net investment income of $0 and $255,533, respectively)	$ 247,934,997	$ 128,392,291

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.65	$ 9.64	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	.07	.28
Net realized and unrealized gain (loss)	.32	.12	(.53)
Total from investment operations	.21	.19	(.25)
Less distributions from: Net investment income	(.01)	(.18)	(.08)
Net realized gains	(.34)	—	(.03)
Total distributions	(.35)	(.18)	(.11)
Redemption fees	.01	.00***	.00***
Net asset value, end of period	$ 9.52	$ 9.65	$ 9.64
Total Return (%)[c,d]	2.14	2.12	(2.54)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	81	21	6
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.09	3.25	4.23*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.95	2.95	2.99*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.75	1.65	2.11*
Ratio of net investment income (loss) (%)	(1.19)	.67	3.31*
Portfolio turnover rate (%)	525	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.59	$ 9.59	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	(.01)	.22
Net realized and unrealized gain (loss)	.32	.12	(.54)
Total from investment operations	.14	.11	(.32)
Less distributions from: Net investment income	—	(.11)	(.06)
Net realized gains	(.34)	—	(.03)
Total distributions	(.34)	(.11)	(.09)
Redemption fees	.01	.00***	.00***
Net asset value, end of period	$ 9.40	$ 9.59	$ 9.59
Total Return (%)[c,d]	1.54	1.15	(3.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	15	3	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	3.84	4.06	4.97*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	3.70	3.77	3.73*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	2.50	2.47	2.85*
Ratio of net investment income (loss) (%)	(1.94)	(.15)	2.57*
Portfolio turnover rate (%)	525	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.66	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.09)	.08	.30
Net realized and unrealized gain (loss)	.32	.13	(.54)
Total from investment operations	.23	.21	(.24)
Less distributions from: Net investment income	(.02)	(.20)	(.08)
Net realized gains	(.34)	—	(.03)
Total distributions	(.36)	(.20)	(.11)
Redemption fees	.01	.00***	.00***
Net asset value, end of period	$ 9.54	$ 9.66	$ 9.65
Total Return (%)[c]	2.50	2.21	(2.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	4	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	2.91	3.17	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short) (%)	2.70	2.81	2.81*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.50	1.51	1.93*
Ratio of net investment income (loss) (%)	(.94)	.81	3.49*
Portfolio turnover rate (%)	525	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended August 31,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.67	$ 9.65	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	.09	.30
Net realized and unrealized gain (loss)	.31	.13	(.54)
Total from investment operations	.23	.22	(.24)
Less distributions from: Net investment income	(.03)	(.20)	(.08)
Net realized gains	(.34)	—	(.03)
Total distributions	(.37)	(.20)	(.11)
Redemption fees	.01	.00***	.00***
Net asset value, end of period	$ 9.54	$ 9.67	$ 9.65
Total Return (%)[c]	2.45	2.44	(2.47)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	100	4
Ratio of expenses before expense reductions (including dividend expense for securities sold short) (%)	2.71	3.06	4.05*
Ratio of expenses after expense reductions (including dividend expense for securities sold short (%)	2.65	2.76	2.79*
Ratio of expenses after expense reductions (excluding dividend expense for securities sold short) (%)	1.45	1.46	1.91*
Ratio of net investment income (loss) (%)	(.89)	.86	3.51*
Portfolio turnover rate (%)	525	967	1,009**
[a] For the period from October 16, 2006 (commencement of operations) to August 31, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," as amended, effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

From November 1, 2008 through August 31, 2009, the Fund incurred approximately $3,736,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2010.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior two years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 2,436,789
Net unrealized appreciation (depreciation) on investments	$ 41,782,884

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2009	2008
Distributions from ordinary income*	$ 5,308,526	$ 610,385
Distributions from net long-term capital gains	$ 51,894	$ —
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2009, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $523,781,923 and $453,874,850, respectively. Purchases to cover securities sold short and securities sold short aggregated $426,145,725 and $502,136,717, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

For the period from September 1, 2008 through November 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.75%
Class C	2.50%
Class S	1.50%
Institutional Class	1.45%

Accordingly, for the year ended August 31, 2009, the fee pursuant to the Investment Management Agreement aggregated $2,423,699, of which $105,613 was waived, resulting in an annual effective rate of 1.20% of the Fund's average daily net assets.

In addition, for the year ended August 31, 2009, the Advisor agreed to reimburse the Fund $35,605 and $147 of sub-recordkeeping expenses for Class S and Institutional Class shares, respectively.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2009, the Administration Fee was $193,896, of which $20,548 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived
Class A	$ 41,792	$ 41,792
Class C	12,529	9,120
Class S	15,503	15,503
Institutional Class	1,601	1,601
	$ 71,425	$ 68,016

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2009
Class C	$ 78,155	$ 9,752

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2009	Annual Effective Rate
Class A	$ 170,932	$ 12,480	$ 19,926.23%
Class C	23,131	—	6,824.22%
	$ 194,063	$ 12,480	$ 26,750

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2009 aggregated $44,817.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C, of the value of the shares redeemed. For year ended August 31, 2009 the CDSC for Class C shares aggregated $8,796. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $34,559, of which $9,378 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2009, DWS Select Alternative Allocation Fund held approximately 32% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the Fund's custodian fee was reduced by $434 and $100, respectively, for custody and transfer agent credits earned.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2009		Year Ended August 31, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	11,755,034	$ 110,790,326	2,155,823	$ 20,872,720
Class C	1,633,833	15,262,473	220,941	2,132,512
Class S	7,936,214	74,820,204	366,441	3,561,805
Institutional Class	5,856,584	54,668,311	10,163,690	96,717,528
		$ 255,541,314		$ 123,284,565
Shares issued to shareholders in reinvestment of distributions
Class A	176,937	$ 1,679,131	11,438	$ 106,832
Class C	17,565	165,286	4,749	44,360
Class S	47,753	452,696	7,727	72,167
Institutional Class	284,249	2,694,680	40,535	378,595
		$ 4,991,793		$ 601,954
Shares redeemed
Class A	(5,636,779)	$ (52,764,503)	(613,626)	$ (5,860,549)
Class C	(330,992)	(3,084,508)	(352,511)	(3,342,856)
Class S	(2,808,035)	(26,051,339)	(336,832)	(3,189,867)
Institutional Class	(6,187,002)	(58,254,334)	(273,336)	(2,596,902)
		$ (140,154,684)		$ (14,990,174)
Redemption fees		$ 117,258		$ 2,354
Net increase (decrease)
Class A	6,295,192	$ 59,738,583	1,553,635	$ 15,121,011
Class C	1,320,406	12,345,957	(126,821)	(1,165,984)
Class S	5,175,932	49,300,570	37,336	444,451
Institutional Class	(46,169)	(889,429)	9,930,889	94,499,221
		$ 120,495,681		$ 108,898,699

H. Review for Subsequent Events

In accordance with the provisions set forth in FASB Statement of Financial Accounting Standards No. 165 "Subsequent Events," adopted by the Fund as of August 31, 2009, events and transactions from September 1, 2009 through October 23, 2009, the date the financial statements were available to be issued, have been evaluated by management for subsequent events. Management has determined that there were no material events that would require disclosure in the Fund's financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Disciplined Market Neutral Fund (the "Fund"), one of a series of DWS Equity Trust, as of August 31, 2009, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Market Neutral Fund at August 31, 2009, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 23, 2009

Tax Information (Unaudited)

The Fund paid distributions of $0.004 per share from net long-term capital gains during its year ended August 31, 2009, of which 100% represents 15% rate gains.

For corporate shareholders, 49% of the income dividends paid during the Fund's fiscal year ended August 31, 2009 qualified for the dividends received deductions.

For federal income tax purposes, the fund designates $3,364,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of August 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	124
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	124
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	124
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		124
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	124
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	124
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	124
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	124
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[3] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)
		124
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	124
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	124
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	127
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Vice Chairman[5] of Deutsche Asset Management and Member of the Management Board of DWS Investments, responsible for Global Relationship Management; formerly: Head of Deutsche Asset Management Americas (2005-2009); CEO of DWS Investments (2005-2009); board member of DWS Investments, Germany (1999-2005); Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
124
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management
J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is DWS Investment GmbH, Mainzer Landstr. 178-190, Floor 5C, 60327 Frankfurt am Main, Germany. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	233376 870	233376 862
Fund Number	496	796	2096	592

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2009, DWS Disciplined Market Neutral Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED MARKET NEUTRAL FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$46,616	$0	$6,357	$0
2008	$39,018	$0	$6,366	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$420,000	$0
2008	$0	$382,000	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$6,357	$420,000	$719,000	$1,145,357
2008	$6,366	$382,000	$1,474,733	$1,863,099

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2008 and 2009 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	October 29, 2009

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 29, 2009